Exhibit 10.2.3

                                PLEDGE AMENDMENT

            This Pledge Amendment is dated as of May 15, 2006. The undersigned hereby agrees that this Pledge Amendment may be attached to the Pledge Agreement, dated as of March 11, 2003, between the undersigned and Bank of America, N.A., as agent for the Lenders (as amended, restated, supplemented or otherwise modified from time to time, the "Pledge Agreement"; capitalized terms defined therein being used herein as therein defined) and that, as of the date set forth above and at all times thereafter, the shares listed below on this Pledge Amendment shall be deemed to be part of the Pledged Collateral and shall secure all Secured Obligations.

            In furtherance of the foregoing, to secure the payment and performance of the Secured Obligations, the undersigned hereby pledges and hypothecates to Agent, for the benefit of Agent and Lenders, and grants to Agent, for the benefit of Agent and Lenders, a security interest in, the following:

            (a) the shares of stock outstanding of the corporation ("Issuer") identified on Schedule I hereto held by the undersigned (the "Pledged Shares") and the certificates, if any, representing the Pledged Shares, and all stock dividends, cash dividends, cash, instruments, chattel paper and other rights, property or proceeds and products from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of the Pledged Shares;

            (b) all additional shares of stock of Issuer at any time acquired by the undersigned in any manner, and the certificates representing such additional shares (and any such additional shares shall constitute part of the Pledged Shares under this Pledge Amendment and the Pledge Agreement), and all stock dividends, cash dividends, cash, instruments, chattel paper and other rights, property or proceeds and products from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such shares; and

            (c) all proceeds of any of the foregoing.

            This Pledge Amendment shall be governed by, and construed in accordance with, the law of the State of Illinois applicable to agreements made and to be performed entirely within such State; provided, that the undersigned and Agent shall retain all rights arising under federal law.

                        [Signature follows on next page.]

                                           PLAYBOY ENTERTAINMENT GROUP, INC.


                                            By Robert Campbell
                                            Its Treasurer

                                   SCHEDULE I

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                                            Stock Certificate      Number of
        Stock Issuer       Class of Stock         No(s).             Shares         Percentage
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
CJI Holdings, Inc.                                                                     100%

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